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                                                                   Exhibit 10.15



                       SHARE ISSUE AND TRANSFER AGREEMENT

THIS AGREEMENT is made and entered into on this 12th day of June, 2006 by and between:-

(1)  Yonghua Solar Power Investment Holding Ltd ("YONGHUA");

(2)  Yongliang Solar Power Investment Holding Ltd ("YONGLIANG");

(3)  Yongqiang Solar Power Investment Holding Ltd ("YONGQIANG");

(4)  WHF Investment Co., Ltd ("WHF");

(5)  Yongfa Solar Power Investment Holding Ltd ("YONGFA");

(6)  YongGuan Solar Power Investment Holding Ltd ("YONGGUAN");

(7)  Forever-brightness Investments Limited ("FOREVER");

(8)  YongXing Solar Power Investment Holding Ltd ("YONGXING");

(9) Linyang Solar Power Investment Holding Ltd ("LINYANG"), together with all of the parties listed in (1) to (8) inclusive above, having their registered office at PO Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands; and

(10) Solarfun Power Holdings Co., Ltd. an exempted limited liability company incorporated and existing under the laws of the Cayman Islands, having its registered office at M&C Corporate Services Limited, Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands ("SOLARFUN").


                                   WITNESSETH:

WHEREAS as at the date hereof, Linyang has issued 100 fully paid and non-assessable voting shares, each with par value of US$0.001 (the "LINYANG SHARES") to the persons ("CURRENT LINYANG Shareholders") and in the amounts set forth in Schedule 1-1;

WHEREAS all of the Current Linyang Shareholders desire to sell all of their Linyang Shares as set forth herein to Solarfun, in exchange for voting shares to be issued by Solarfun; and

WHEREAS all of the issued and unissued shares in the capital of Solarfun have been subdivided into shares of US$0.0001 par value each, by ordinary resolution of the sole subscriber dated 9 June, 2006

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:


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ARTICLE 1 (DEFINITIONS)

"ENCUMBRANCE"

         means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable Law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or Transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

ARTICLE 2 (SALE AND TRANSFER OF LINYANG SHARES)

2.1 On the date of this Agreement Yonghua Solar Power Investment Holding Ltd, Yongliang Solar Power Investment Holding Ltd, Yongqiang Solar Power Investment Holding Ltd, WHF Investment Co., Ltd, Yongfa Solar Power Investment Holding Ltd, YongGuan Solar Power Investment Holding Ltd, Forever-brightness Investments Limited and YongXing Solar Power Investment Holding Ltd each hereby sells and transfers full legal and beneficial title to Solarfun to such number of Linyang Shares registered in their names in Linyang's register of Members, free of all Encumbrances, as is set forth below:-

         (i)    Yonghua Solar Power Investment Holding Ltd (77 Linyang Shares);
         (ii)   Yongliang Solar Power Investment Holding Ltd (1.5 Linyang
                Shares);
         (iii)  Yongqiang Solar Power Investment Holding Ltd (1.5 Linyang
                Shares);
         (iv)   WHF Investment Co., Ltd (12.5 Linyang Shares);
         (v)    Yongfa Solar Power Investment Holding Ltd (5 Linyang Shares);
         (vi)   YongGuan Solar Power Investment Holding Ltd (0.5 Linyang
                Shares);
         (vii)  Forever-brightness Investments Limited (1 Linyang Share); and
         (viii) YongXing Solar Power Investment Holding Ltd (1 Linyang Share).

2.2 On the date of this Agreement, Solarfun hereby agrees to issue the following voting shares (each with a US$0.0001 par value) in its share capital as fully-paid and non-assessable, such shares to be issued forthwith upon the execution of this Agreement (collectively, "SOLARFUN SHARES"):

         (i)    77,269,490 to Yonghua Solar Power Investment Holding;
         (ii)   1,505,250 to Yongliang Solar Power Investment Holding Ltd;
         (iii)  1,505,250 to Yongqiang Solar Power Investment Holding Ltd;
         (iv)   12,543,750 to WHF Investment Co., Ltd;
         (v)    5,017,500 to Yongfa Solar Power Investment Holding Ltd;
         (vi)   501,750 to YongGuan Solar Power Investment Holding Ltd;
         (vii)  1,003,500 to Forever-brightness Investments Limited; and
         (viii) 1,003,500 to YongXing Solar Power Investment Holding Ltd.


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2.3      Solarfun undertakes to update its register of members to reflect the issue of Solarfun Shares.

ARTICLE 3 (CONSIDERATION)

3.1 Each of the parties hereby agrees that the issue price of the Solarfun Shares shall be paid in full by the transfer to Solarfun of the Linyang Shares in accordance with the terms hereof and that the issue of the Solarfun Shares shall occur forthwith after the transfer of title to the Linyang Shares in accordance with the terms hereof.

3.4 Each of the parties hereby agrees that the payment obligations in this Agreement shall be several and not joint.

ARTICLE 4 (EXPENSES)

Each party shall be responsible for any and all expenses incurred by such party in connection with the execution, delivery and performance of this Agreement.

ARTICLE 5 (NON-ASSIGNABILITY)

No party may assign, pledge, transfer or otherwise dispose of any right or delegate its duty under this Agreement without prior written consents of all the other parties hereto.

ARTICLE 6 (ENTIRE AGREEMENT)

This Agreement constitutes the entire and only agreement between the parties hereto with respect to the sale and purchase of the Linyang Shares and supersedes, cancels and annuls all prior or contemporaneous agreements, understandings, negotiations or communications between the parties hereto relating to the subject matter hereof.

ARTICLE 7 (GOVERNING LAW AND JURISDICTION)

This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Cayman Islands.

ARTICLE 8 (AMENDMENT)

This Agreement and its terms may not be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by all the parties hereto.

ARTICLE 9 (COUNTERPARTS)

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement. This Agreement shall take effect only when all parties have executed and delivered it.


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ARTICLE 10 (HEADINGS)

The headings of this Agreement are for convenience of reference only and shall not define, modify or otherwise affect any of the provisions hereof.


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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement the day and year first above written.



                                 YONGHUA SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Yonghua Lu
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 YONGLIANG SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Yongliang Gu
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 YONGQIANG SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Rongqiang Cui
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 WHF INVESTMENT CO., LTD


                           By:   /s/ Hanfei Wang
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 YONGFA SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Haijuan Yu
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 YONGGUAN SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Yuting Wang
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 FOREVER-BRIGHTNESS INVESTMENTS LIMITED


                           By:   /s/ Min Cao
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory


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                                 YONGXING SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Xingxue Tong
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 LINYANG SOLAR POWER INVESTMENT HOLDING LTD


                           By:   /s/ Yonghua Lu
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory



                                 SOLARFUN SOLAR POWER HOLDINGS CO., LTD


                           By:   /s/ Yonghua Lu
                                 -----------------------------------------------
                           Name:
                                 a duly authorised signatory


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